EXHIBIT 10.59


     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                                COMPOSITECH LTD.
                          COMMON STOCK PURCHASE WARRANT

Warrant No. 8                                                     148,800 shares

                      Original Issue Date: October 4, 1999

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, SOVCAP EQUITY PARTNERS, LTD or its assigns (the "Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on the fifth (5th) anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, up to ONE HUNDRED FORTY-EIGHT THOUSAND EIGHT HUNDRED (148,800) shares of the Common Stock, par value $.01 (the "Common Stock"), of COMPOSITECH LTD., a Delaware corporation (the "Company"), at a price of $1.20 per share (the "Exercise Price"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively referred to as the "Warrant Shares."

     Section 1. Exercise of Warrant; Conversion of Warrant.

          (a) This Warrant may, at the option of the Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 120 Ricefield Lane, Hauppauge, New York 11788, Attention: President, or to any transfer agent for the Common Stock, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such registered Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials").

          (b) Upon timely receipt of the Exercise Materials, the Company shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, and, (x) if the Warrant is exercised in full, a copy of this Warrant marked "Exercised," or (y) if the Warrant is partially exercised, a copy of this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Warrant Shares, or (z) if the Warrant is converted, a copy of this Warrant marked "Converted." The stock certificate or certificates shall be registered in the name of the registered


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     Holder of this Warrant or such other name or names as shall be designated in the Exercise Notice or Conversion Notice. The date on which the Warrant shall be deemed to have been exercised or converted (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise or conversion hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Corporation receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, except that, if the date on which the Exercise Materials are received by the Company is a date on which the stock transfer books of the Company are closed, the Effective Date shall be the date the Company receives the Exercise Materials, and the date such person shall be deemed to have become the holder of the Common Stock issued upon the exercise or conversion hereof shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

          (c) If the Company shall fail to issue to Holder within five (5) business days following the Effective Date a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's exercise or conversion of this Warrant, in addition to all other available remedies which such holder may pursue hereunder and the Series 1 Bridge Note Purchase and Security Agreement between the Company and the initial holder of the Warrant, as amended (the "Securities Purchase Agreement") including indemnification pursuant to Section 7.18 thereof (all of which shall be cumulative), the Company shall pay additional damages to such holder on each day after the Effective Date, an amount equal to 1.0% of the product of (A) the number of Warrant Shares not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed daily and are due and payable daily. Additionally, notwithstanding anything in this Section 1 to the contrary, Holder may withdraw an Exercise Notice at any time prior to Holder's receipt of certificates evidencing the Warrant Shares if Holder has otherwise complied with the requirements of this
     Section 1.

     Section 2. Adjustments to Warrant Shares. The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

          (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment


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

     required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder of this Warrant and executed by the Successor Company which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

          (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.01 per Share.

          (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

          (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

          (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the



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     foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

          (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

          (g) The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

     Section 3. No Stockholder Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

     Section 4. Transfer of Securities.

          (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

          (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

     Legend for Warrant Shares or other shares of capital stock:

     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

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     Section 5. Miscellaneous.

          (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

          (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

          (c) Notwithstanding any provision herein to the contrary, Holder hereof may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

          (d) This Warrant may be divided into separate Warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

          (e) All notices, requests, demands, and other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:

          If to the Company:

                          Compositech Ltd.
                          120 Ricefield Lane
                          Hauppauge, New York 11788
                          Attn: Samuel S. Gross
                          Facsimile: (516) 436-5203

          If to the Holder hereof, to the address of such Holder appearing on the books of the Company.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in New Castle County, Delaware, or any federal Court located in Wilmington, Delaware, including without limitation to the United States District Court of



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     Delaware, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

                       [Signatures on the following page]


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                                 SIGNATURE PAGE
                                       TO
                                     COMPANY
                          COMMON STOCK PURCHASE WARRANT


     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under its corporate seal, and to be dated as of the date first above written.

                                   COMPOSITECH LTD.


                                   By:_______________________________________
                                      Samuel S. Gross, Chief Financial Officer
ATTEST:

                                                [Corporate Seal]
_______________________________________
Assistant Secretary

                                   ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto __________________________________________________________ the foregoing
Warrant and the rights represented thereto to purchase shares of Common Stock of Compositech Ltd. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:

     ________________________

     ________________________


     Address

     Dated: __________________, 19__


     In the presence of:

     ________________________

                    FORM OF NOTICE OF EXERCISE OR CONVERSION


     [To be signed only upon exercise of Warrant]

To:  COMPOSITECH LTD.

     The undersigned registered Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of Compositech Ltd., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

 |_| The Holder herewith delivers to Compositech Ltd., a check in the amount of $______ representing the Exercise Price for such shares.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.

     Dated: ___________________

                                       Holder:


                                       ________________________________


                                       ________________________________


                                       By:
                                           ________________________________

                                           ________________________________


                                     NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.